UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2016

Education Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32417	20-1352180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee (Address of principal executive offices)	38120 (Zip Code)
Registrant’s telephone number, including area code: (901) 259-2500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 1, 2016, the board of directors (the “Board”) of Education Realty Trust, Inc. (the “Company”) appointed Kimberly K. Schaefer as a member of the Board, effective immediately.
Ms. Schaefer has over twenty years of experience in the hospitality industry. From January 2009 until September 2015, Ms. Schaefer served as the Chief Executive Officer of Great Wolf Resorts, Inc. the largest owner, operator and developer in North America of drive-to family resorts featuring indoor water parks and other family-oriented entertainment activities. Prior to being appointed the Chief Executive Officer of Great Wolf Resorts, Inc. in January 2009, Ms. Schaefer served as its Chief Operating Officer from 2005 to 2009 and its Chief Brand Officer from 2004 to 2005. From 1997 until 2004, Ms. Schaefer served as Senior Vice President of Operations of The Great Lakes Companies, Inc., the predecessor company of Great Wolf Resorts, Inc. Since February 2009, Ms. Schaefer has been a member of the Board of Directors at Great Wolf Resorts, Inc. and sits on the Board of Trustees for Edgewood College Business School. Ms. Schaefer received a Bachelor of Science degree in Accounting from Edgewood College in Madison, Wisconsin and is a certified public accountant (inactive).
At this time, the Board has not appointed Ms. Schaefer to serve on any Board committees. There are no related-party arrangements or understandings between Ms. Schaefer and any other person pursuant to which Ms. Schaefer was appointed a director of the Company.
As an independent member of the Board, Ms. Schaefer will be entitled to certain compensation that all of the Company’s independent directors receive, including a base annual retainer of $38,000 and additional fees to the extent she serves on any committees of the Board. In addition, the Company entered into an indemnification agreement with Ms. Schaefer in connection with her appointment to the Board.
A copy of the press release announcing Ms. Schaefer appointment as director is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press release dated January 5, 2016.

_______________

*	Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: January 7, 2016	By:	/s/ Edwin B. Brewer, Jr.
Name: Edwin B. Brewer, Jr. Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release dated January 5, 2016.

_______________

*	Furnished herewith.